EXHIBIT 23.A



                           INDEPENDENT AUDITORS' CONSENT

            The Board of Directors
            Farmland Industries, Inc.:

                We consent to the  use of our report  included herein and  to
            the  references  to  our   firm  under  the  headings   "Selected
            Consolidated Financial Data", and "Experts" in the Prospectus.



                                                    KPMG PEAT MARWICK LLP

            Kansas City, Missouri
            January 19, 2000













                                           1